Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent events
Subsequent events

26.          Subsequent events

On July 9, 2020 a new subsidiary “Vsya rabota LLC” in Belarus was established in which the Group owns 50% of share capital. The new entity is established for the purposes of restructuring the existing business. Shareholders of the new subsidiary and top-management team are the same as those of “100 rabot TUT LLC”. The Group has control over the new subsidiary on the same grounds as it has over “100 rabot TUT LLC”, i.e. the power to direct the operations of the subsidiary at its own discretion and for its own benefit through the representation of the majority of the Board members by the directors of the Company. Contribution to the share capital of the subsidiary amounted to RUB 44 thousand.

On July 20, 2020 the Group completed the secondary public offering of 5,000,000 ADSs (“SPO”), each representing one ordinary share by ELQ Investors VIII Limited, an investment vehicle associated with The Goldman Sachs Group, Inc. at a public offering price of $20.25 per share. On August 13, 2020 the underwriters exercised their option to purchase 510,217 additional ADSs from ELQ Investors VIII Limited at the public offering price, less the underwriting discount. Subsequent to completion of the SPO, HIGHWORLD INVESTMENTS LTD owns 37.263105% of the shares and ELQ Investors VIII Limited owns 13.891253%, and both have significant influence on the Group.

On August 11, 2020 the Group has provided the second and final tranche of the loan to LLC “Skillaz” of RUB 7,694 thousand (see Note 15).

On August 24, 2020 the Group has entered into the new facility agreement with the PJSC ‘VTB Bank’. As a result, the ultimate maturity of the existing bank loan (see Note 19(a)) was extended from October 2022 to June 2025, and some business performance covenants were temporatily relaxed to account for the impact of COVID‑19 on the Group’s financial results.